UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Entergy Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V33185-P04722-Z86871  ENTERGY CORPORATION 639 LOYOLA AVENUE NEW ORLEANS, LA 70113  ENTERGY CORPORATION  Annual Meeting to be held on May 3, 2024  Vote by May 2, 2024  11:59 PM ET  You invested in ENTERGY CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on May 3, 2024.  Get informed before you vote  View Our 2023 Annual Report to Shareholders and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 19, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 3, 2024  10:00 A.M. CT  Virtually at: www.virtualshareholdermeeting.com/ETR2024

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Gina F. Adams	For
1b.	John H. Black	For
1c.	John R. Burbank	For
1d.	Kirkland H. Donald	For
1e.	Brian W. Ellis	For
1f.	Philip L. Frederickson	For
1g.	M. Elise Hyland	For
1h.	Stuart L. Levenick	For
1i.	Blanche L. Lincoln	For
1j.	Andrew S. Marsh	For
1k.	Karen A. Puckett	For
2.	Ratification of the Appointment of Deloitte & Touche LLP as Entergy's Independent Registered Public Accountants for 2024.	For
3.	Advisory Vote to Approve Named Executive Officer Compensation.	For

NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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V33186-P04722-Z86871